Offerings - Offering: 1	Oct. 05, 2025 USD ($) shares
Offering:
Fee Previously Paid	false
Rule 457(a)	true
Security Type	Equity
Security Class Title	Common Stock, $0.0001 par value per share
Amount Registered | shares	4,000,000
Proposed Maximum Offering Price per Unit	0.03
Maximum Aggregate Offering Price	$ 120,000.00
Fee Rate	0.01381%
Amount of Registration Fee	$ 16.57